UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 28, 2020

Esperion Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35986	26-1870780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3891 Ranchero Drive, Suite 150 Ann Arbor, MI	48108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 887-3903

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ESPR	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below under Item 5.07 of this Current Report on Form 8-K, at the annual meeting of the stockholders of Esperion Therapeutics, Inc. (the “Company”) held on May 28, 2020 (the “Annual Meeting”), the Company’s stockholders approved the 2020 Employee Stock Purchase Plan (the “ESPP”). The ESPP had previously been approved by the Company’s Board of Directors, subject to stockholder approval.

A detailed description of the terms of the ESPP is contained in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 16, 2020 for the Annual Meeting under the caption “Approval of 2020 Employee Stock Purchase Plan,” and is incorporated herein by reference. This description is qualified in its entirety by the terms and conditions of the ESPP, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 28, 2020. As of March 31, 2020, the record date for the Annual Meeting, there were 27,548,133 outstanding shares of the Company’s common stock. The Company’s stockholders voted on the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission (“SEC”) on April 16, 2020: (i) to elect Daniel Janney, Tim M. Mayleben, Mark E. McGovern, M.D., FACC, FACP, and Tracy M. Woody as Class I directors of the Company to each serve for a three-year term expiring at the Company’s annual meeting of stockholders in 2023 and until their successors have been elected and qualified (“Proposal 1”), (ii) to approve the advisory resolution on the compensation of the Company’s named executive officers (“Proposal 2”), (iii) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 (“Proposal 3”), and (iv) to approve the 2020 Employee Stock Purchase Plan (“Proposal 4”).

The Company’s stockholders approved the Class I director nominees recommended for election in Proposal 1 at the Annual Meeting. The Company’s stockholders voted for Class I directors as follows:

Class I Director Nominee	For	Withhold	Broker Non-Votes
Daniel Janney*	15,776,372	123,484	4,138,967
Tim M. Mayleben	15,755,073	144,783	4,138,967
Mark E. McGovern, M.D., FACC, FACP	15,750,618	149,238	4,138,967
Tracy M. Woody	15,756,363	143,493	4,138,967

* Immediately following the closing of the Annual Meeting, Daniel Janney switched to Class III.

The Company’s stockholders approved Proposal 2. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
15,375,523	476,001	48,332	4,138,967

The Company’s stockholders approved Proposal 3. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
19,819,238	154,695	64,890	0

 The Company’s stockholders approved Proposal 4. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
15,730,287	109,242	60,327	4,138,967

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Esperion Therapeutics, Inc. 2020 Employee Stock Purchase Plan

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2020	Esperion Therapeutics, Inc.

	By:	/s/ Tim M. Mayleben
Tim M. Mayleben
President and Chief Executive Officer